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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

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[ ]  Preliminary Proxy Statement.
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[X]  Definitive Proxy Statement.
[ ]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                          First BancTrust Corporation
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                           FIRST BANCTRUST CORPORATION
                            206 SOUTH CENTRAL AVENUE
                                 PARIS, IL 61944
                                 (217) 465-6381

                                                                  March 17, 2006

Dear Stockholder:

      I am pleased to invite you to attend the First BancTrust Corporation's 2006 annual meeting of stockholders on Monday, April 17, 2006. We will hold the meeting at 10:00 a.m. at the Human Resources Center, 118 East Court Street, Paris, Illinois.

      On the page following this letter, you will find the Notice of Meeting which lists the matters to be considered at the meeting. Following the Notice of Meeting is the proxy statement which describes these matters and provides you with additional information about our Company. Also enclosed you will find the Company's 2005 annual report and your proxy card, which allows you to vote on these matters.

      Your vote is important. A majority of the common stock must be represented, either in person or by proxy, to constitute a quorum for the conduct of business. PLEASE COMPLETE AND MAIL IN YOUR PROXY CARD PROMPTLY, EVEN IF YOU PLAN TO ATTEND THE MEETING. You can attend the meeting and vote in person, even if you have sent in a proxy card.

      The Board of Directors recommends that stockholders vote FOR each of the proposals stated in the proxy statement.

      The rest of the Board and I look forward to seeing you at the meeting. Whether or not you can attend, we greatly appreciate your cooperation in returning the proxy card.

                                         Sincerely,

                                         Terry J. Howard
                                         President and Chief Executive Officer

                           FIRST BANCTRUST CORPORATION
                            206 SOUTH CENTRAL AVENUE
                                 PARIS, IL 61944

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TIME........................................  10:00 a.m., local time, on Monday, April 17, 2006

PLACE.......................................  The Human Resources Center
                                              118 East Court Street Paris,
                                              Illinois

ITEMS OF BUSINESS...........................  (1)      To elect three members of the Board of Directors for
                                                       three-year terms.

                                              (2)      To ratify the selection of BKD, LLP as independent
                                                       auditors of the Company for the 2006 fiscal year.

                                              (3)      To transact such other business as may properly come
                                                       before the Meeting.

ANNUAL REPORT...............................  Our 2005 annual report, which is not a part of the proxy soliciting material, is enclosed.

RECORD DATE.................................  You can vote if you are a stockholder of record on March 10, 2006.

QUORUM......................................  A majority of the shares of common stock must be represented at the meeting. If there are insufficient shares, the meeting may be adjourned.

March 17, 2006

                                              David W. Dick, Corporate Secretary

                                TABLE OF CONTENTS

SOLICITATION AND VOTING......................................................................................  4
   Stockholders Entitled to Vote.............................................................................  4
   Voting Procedures.........................................................................................  4
   Voting Procedures for Shares in the Company's 401(k) Plan or ESOP.........................................  5
   Required Vote.............................................................................................  5
   Revoking a Proxy..........................................................................................  5
   List of Stockholders......................................................................................  6
   Cost of Proxy Solicitation................................................................................  6
   Inspector of Election.....................................................................................  6
   Other Matters.............................................................................................  6
GOVERNANCE OF THE COMPANY....................................................................................  6
   Role and Composition of the Board of Directors............................................................  6
   The Executive Committee...................................................................................  7
   The Audit Committee.......................................................................................  7
   Audit Committee Financial Expert..........................................................................  7
   The Nominating Committee..................................................................................  8
   The Compensation Committee................................................................................  9
   Code of Ethics............................................................................................  9
   Stockholder Communications with the Board.................................................................  9
   Directors' Compensation................................................................................... 10
ITEM 1.  ELECTION OF DIRECTORS............................................................................... 10
   NOMINEES WHOSE TERMS WILL EXPIRE IN 2009.................................................................. 11
   CONTINUING DIRECTORS WITH TERMS EXPIRING 2007............................................................. 11
   CONTINUING DIRECTORS WITH TERMS EXPIRING 2008............................................................. 12
ITEM 2.  RATIFICATION OF AUDITORS............................................................................ 12
   Audit Fees................................................................................................ 12
   Audit Related Fees........................................................................................ 13
   Tax Fees.................................................................................................. 13
   All Other Fees............................................................................................ 13
SECURITY OWNERSHIP OF DIRECTORS, NOMINEES FOR DIRECTORS, MOST HIGHLY COMPENSATED EXECUTIVE OFFICERS AND
ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP.............................................................. 14
SECURITY OWNERSHIP OF STOCKHOLDER HOLDING 5% OR MORE......................................................... 15
EXECUTIVE COMPENSATION....................................................................................... 16
   Compensation Table........................................................................................ 16
   Total Options Exercised in 2005 and Year End Values....................................................... 17
   Option Grants in 2005..................................................................................... 17
OTHER COMPENSATION ARRANGEMENTS.............................................................................. 18
   Employment Agreements..................................................................................... 18
   401(k) Plan............................................................................................... 19
   Voluntary Employee's Benefit Association.................................................................. 19
   Employee Stock Ownership Plan and Trust................................................................... 19
   2002 Stock Option Plan.................................................................................... 19
   2002 Recognition and Retention Plan....................................................................... 20
   Deferred Compensation Plan................................................................................ 20
PERFORMANCE GRAPH............................................................................................ 21
   Transactions With Certain Related Persons................................................................. 22
   Compensation Committee Interlocks and Insider Participation............................................... 22
EXECUTIVE COMPENSATION COMMITTEE REPORT...................................................................... 22
AUDIT COMMITTEE REPORT....................................................................................... 24
COMPLIANCE WITH SECTION 16................................................................................... 25
STOCKHOLDER PROPOSALS........................................................................................ 25

                           FIRST BANCTRUST CORPORATION
                            206 SOUTH CENTRAL AVENUE
                                 PARIS, IL 61944

                             SOLICITATION AND VOTING

      We are sending you this Proxy Statement and the enclosed proxy card because the Board of Directors of First BancTrust Corporation (the "Company" "we" or "us") is soliciting your proxy to vote at the 2006 annual meeting of Stockholders (the "Annual Meeting"). This Proxy Statement summarizes the information you need to know to vote at the Annual Meeting.

      You are invited to attend our Annual Meeting on April 17, 2006 beginning at 10:00 a.m., local time. The Annual Meeting will be held at the Human Resources Center, 118 East Court Street, Paris, Illinois.

      This Proxy Statement and the enclosed form of proxy are being mailed starting on or about March 17, 2006.

STOCKHOLDERS ENTITLED TO VOTE

      Holders of record of common stock of the Company at the close of business on March 10, 2006 are entitled to receive this notice. Each share of common stock of the Company is equal to one vote.

      There is no cumulative voting at the Annual Meeting.

      As of the record date, there were 2,367,450 common shares issued and outstanding.

VOTING PROCEDURES

      Unless you hold your shares in the Company's Retirement Savings Plan (the "401(k) Plan") or the Employee Stock Ownership Plan and Trust (the "ESOP"), you can vote on matters to come before the meeting in one of two ways:

            -     you can come to the Annual Meeting and cast your vote there;
                  or

            - you can vote by signing and returning the enclosed proxy card. If you do so, the individuals named as proxies on the card will vote your shares in the manner you indicate.

      You may also choose to vote for all of the nominees for Director and each proposal by simply signing, dating and returning the enclosed proxy card without further direction. All signed and returned proxies that contain no direction as to vote will be voted FOR each of the nominees for Director and FOR each of the proposals.

      The Board of Directors has selected itself as the persons to act as proxies on the proxy card.

      If you plan to attend the Annual Meeting and vote in person, you should request a ballot when you arrive. HOWEVER, IF YOUR SHARES ARE HELD IN THE NAME OF YOUR BROKER, BANK OR OTHER NOMINEE, THE INSPECTOR OF ELECTION WILL REQUIRE YOU TO PRESENT A POWER OF ATTORNEY OR PROXY IN YOUR NAME FROM SUCH BROKER, BANK OR OTHER NOMINEE FOR YOU TO VOTE SUCH SHARES AT THE ANNUAL MEETING. Please contact your broker, bank or nominee.

VOTING PROCEDURES FOR SHARES IN THE COMPANY'S 401(k) PLAN OR ESOP

      If you participate in the Company's 401(k) Plan or ESOP, please return your proxy in the envelope on a timely basis to ensure that your proxy is voted. If you own or are entitled to give voting instructions for shares in the 401(k) Plan or ESOP and do not vote your shares or give voting instructions, generally, the Plan Administrator or Trustee will vote your shares in the same proportion as the shares for all plan participants for which voting instructions have been received. Holders of shares in the 401(k) Plan or ESOP will not be permitted to vote such shares at the Annual Meeting, but their attendance is encouraged and welcomed.

REQUIRED VOTE

      The presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast by the stockholders at the Annual Meeting is necessary to constitute a quorum. Abstentions and broker "non votes" are counted as present and entitled to vote for purposes of determining a quorum. A broker "non vote" occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because such broker, bank or nominee does not have discretionary authority to vote and has not received instructions from the beneficial owner.

      Once a quorum is achieved, a plurality of votes cast is all that is necessary for the election of Directors. Abstentions and broker "non votes" are not counted in determining the vote. As to ratification of BKD, LLP and all other matters that may come before the meeting, the affirmative vote of a majority of votes cast is necessary for the approval of such matters. Abstentions and broker "non votes" are again not counted for purposes of approving the matter.

REVOKING A PROXY

      If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in any one of three ways:

            -     you may send in another proxy with a later date;

            - you may notify the Company's Secretary in writing at First BancTrust Corporation, 206 South Central Avenue, Paris, Illinois 61944; or

            - unless you hold shares in the 401(k) Plan or ESOP, you may revoke by voting in person at the Annual Meeting.

      If you choose to revoke your proxy by attending the Annual Meeting, you must vote in accordance with the rules for voting at the Annual Meeting. Attending the Annual Meeting alone will not constitute revocation of a proxy.

LIST OF STOCKHOLDERS

      A list of stockholders entitled to vote at the Annual Meeting will be available for examination by stockholders for any purpose related to the Annual Meeting at the Company's offices at 206 South Central Avenue, Paris, Illinois for a period of ten days prior to the Annual Meeting. A list will also be available at the Annual Meeting itself.

COST OF PROXY SOLICITATION

      We will pay the expenses of soliciting proxies. Proxies may be solicited on our behalf by Directors, officers or employees in person or by telephone, mail or telegram. We do not intend to engage a proxy solicitation firm to assist us in the distribution and solicitation of proxies. The Company will also request persons, firms and corporations holding shares in their names for other beneficial owners to send proxy materials to such beneficial owners. The Company will reimburse these persons for their expenses.

INSPECTOR OF ELECTION

      Your proxy returned in the enclosed envelope will be delivered to the Company's transfer agent, Illinois Stock Transfer Company. The Board of Directors has designated Illinois Stock Transfer Company to act as inspectors of election and to tabulate the votes at the Annual Meeting. Illinois Stock Transfer Company is not otherwise employed by, or a Director of, the Company or any of its affiliates. After the final adjournment of the Annual Meeting, the proxies will be returned to the Company.

OTHER MATTERS

      The Board of Directors knows of no business which will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting of Stockholders. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the proxies to vote the shares on such matters in their discretion.

                            GOVERNANCE OF THE COMPANY

ROLE AND COMPOSITION OF THE BOARD OF DIRECTORS

      Our Company's Board of Directors is the ultimate decision making body of the Company, except for matters which law or our Certificate of Incorporation requires the vote of stockholders. The Board of Directors selects the management of the Company which is responsible for the Company's day to day operations. The Board acts as an advisor to management and also monitors its performance. Our Board of Directors has determined that each of Messrs. James D. Motley, Vick N. Bowyer, David W. Dick, Terry T. Hutchison, John W. Welborn, and Joseph R. Schroeder are independent as independence is defined in the National Association of Securities Dealers' listing standards, as those standards have been modified or supplemented.

      Members of the Board of Directors serve also as Directors of First Bank & Trust, S.B. (the "Bank"). The Bank is the Company's wholly owned subsidiary. You will find a discussion of its activities in your Annual Report.

      During 2005, the Board of Directors met as the Company's Board of Directors 7 times. In addition, the Board of Directors has authorized four Committees to manage distinct matters of the Company. These Committees are the Executive Committee, Audit Committee, the Nominating Committee, and the Compensation Committee. Membership on each of the Committees is set forth in the table below. All of our Directors attended 75 percent or more of the meetings of the Board and the Board Committees on which they served in 2005.

         NAME               BOARD  EXECUTIVE  AUDIT  NOMINATING  COMPENSATION
---------------------       -----  ---------  -----  ----------  ------------
Vick N. Bowyer                X        X        X        X            X
David W. Dick                 X        X                 X            X
Terry J. Howard               X        X
Terry T. Hutchison            X                 X
James D. Motley               X        X        X        X            X
Joseph R. Schroeder           X                          X
John W. Welborn               X        X        X                     X

          Meetings in 2005    7        1        6        1            7

THE EXECUTIVE COMMITTEE

      The Executive Committee generally acts in lieu of the full board of directors between board meetings. This committee is responsible for formulating and implementing policy decisions, subject to review by the entire board of directors.

THE AUDIT COMMITTEE

      The Audit Committee is responsible for recommending the annual appointment of the public accounting firm to be our outside auditors, subject to approval of the Board of Directors and stockholders. The Committee is responsible for the following tasks:

            -     maintaining a liaison with the outside auditors;

            -     reviewing the adequacy of internal controls;

            - reviewing with management and outside auditors financial disclosures of the Company; and

            - reviewing any material changes in accounting principles or practices used in preparing statements.

AUDIT COMMITTEE FINANCIAL EXPERT

      Our Board of Directors has determined that we have an Audit Committee financial expert, as defined by the Securities and Exchange Commission, serving on our Audit Committee. James D. Motley is our Audit Committee financial expert, and he is independent as independence for audit committee members is defined in the National Association of Securities Dealers' listing standards, as those standards have been modified or supplemented.

THE NOMINATING COMMITTEE

      Our Board of Directors has a Nominating Committee which consists of four directors. Vick N. Bowyer, David W. Dick, James D. Motley, and Joseph R. Schroeder are the current members of this committee. The Nominating Committee identifies individuals to become board members and selects, or recommends for the board's selection, director nominees to be presented for stockholder approval at the annual meeting of stockholders or to fill any vacancies. During the fiscal year ended December 31, 2005, the Nominating Committee held 1 meeting.

      Our Board of Directors has adopted a written charter for the Nominating Committee, a copy of which was attached as an appendix to the proxy statement in connection with the 2005 annual meeting and is also available to stockholders on our website, at http://www.firstbanctrust.com. Each of the members of our Nominating Committee is independent as independence is defined in the National Association of Securities Dealers' listing standards, as those standards have been modified or supplemented.

      The Nominating Committee's policy is to consider director candidates recommended by stockholders. Such recommendations must be made pursuant to timely notice in writing to:

                           First BancTrust Corporation
                            206 South Central Avenue
                              Paris, Illinois 61944

      Section 4.15 of the Company's Bylaws governs nominations for election to the Board of Directors and requires all nominations for election to the Board of Directors, other than those made by or at the direction of the Board, to be made pursuant to timely notice in writing to the Secretary of the Company, as set forth in the Bylaws. To be timely, with respect to an election to be held at an annual meeting of stockholders, a stockholders' notice must be delivered to or received by the Secretary not later than 120 days prior to the anniversary date of the mailing of proxy materials by the Company in connection with the immediately preceding annual meeting of stockholders of the Company. No notice has been received by the Company in connection with the Annual Meeting. Each written notice of a stockholder nomination must set forth certain information specified in the Bylaws. The presiding officer of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the procedures set forth in the Bylaws.

      The Nominating Committee has not established specific, minimum qualifications for recommended nominees or specific qualities or skills for one or more of our directors to possess. The Nominating Committee uses a subjective process for identifying and evaluating nominees for director, based on the information available to, and the subjective judgments of, the members of the Nominating Committee and our then current needs, although the committee does not believe there would be any difference in the manner in which it evaluates nominees based on whether the nominee is recommended by a stockholder. Historically, nominees have been existing directors or business associates of our directors or officers.

THE COMPENSATION COMMITTEE

      The Compensation Committee is responsible for establishing annual and long-term performance goals for the Chief Executive Officer and senior management. This Committee also approves the senior officers' compensation and other incentive compensation programs.

CODE OF ETHICS

      The Company has adopted a Code of Ethics that applies to all of our employees, officers and directors, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. Our Code of Ethics contains written standards that we believe are reasonably designed to deter wrongdoing and to promote:

      - Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

      - Full, fair, accurate, timely, and understandable disclosure in reports and documents that we file with, or submit to, the Securities and Exchange Commissions and in other public communications we make;

      -     Compliance with applicable governmental laws, rules and regulations;

      - The prompt internal reporting of violations of the code to an appropriate person or persons named in the code; and

      -     Accountability for adherence to the code.

      This Code of Ethics is attached to our Annual Report on Form 10-K for the fiscal year ended December 31, 2005 as Exhibit 14. We have also posted it on our Web site at http://www.firstbanctrust.com. We will provide to any person without charge, upon request, a copy of our Code of Ethics. Requests for a copy of our Code of Ethics should be made to our Secretary at 206 South Central Avenue, Paris, Illinois 61944. We intend to satisfy the disclosure requirement under
Item 10 of Form 8-K regarding an amendment to, or a waiver from, a provision of our Code of Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions and that relates to any element of the code definition enumerated in Securities and Exchange Commission, Regulation S-K,
Item 406(b) by posting such information on our Web site at http://www.firstbanctrust.com within five business days following the date of the amendment or waiver.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD

      Our Board of Directors has a process for stockholders to send communications to the Board of Directors, its Nominating Committee or its Audit Committee, including complaints regarding accounting, internal accounting controls, or auditing matters. Communications can be sent to the Board of Directors, its Nominating Committee or its Audit Committee or specific directors either by regular mail to the attention of the Board of Directors, its Nominating Committee, its Audit Committee or specific directors, at our principal executive offices at 206 South Central Avenue, Paris, Illinois 61944. All of these communications will be reviewed by our Secretary (1) to filter out communications that our Secretary deems are not appropriate for our directors, such as spam and communications offering to buy or sell products or services, and (2) to sort and relay the remainder to the appropriate directors. We encourage all of our directors to attend the annual meeting of stockholders, if possible. All of our directors attended the 2005 annual meeting of stockholders.

DIRECTORS' COMPENSATION

      Each director of the Company and the Bank receives $250 for Board meetings held, but only if attended. Each director of the Company receives a quarterly compensation of $1,275, whether or not the meeting(s) are attended except the Chairman of the Board of the Company receives a total of $1,785 quarterly. Each director of the Bank also receives a quarterly compensation of $1,275, whether or not they attend meeting(s) except the Chairman receives a total of $1,785 quarterly. Each director of the Company and First Bank receives $250 for each committee meeting attended except Mr. Howard who receives no committee fees from either the Company or First Bank. If additional Board meetings are held, directors receive additional compensation of $250 per meeting, but only if attended. The Company has a deferred director fee plan covering certain directors whereby each director may elect to defer all or a portion of their annual fees. A First Bank director emeritus receives $510 each month whether or not meetings are attended. Mr. Sprague, Director Emeritus, receives an additional $510 per month retainer as a public relations officer.

      Directors are also eligible to participate in the Company's Recognition and Retention Plan and the Company's 2002 Stock Option Plan. In 2005, each director received a restricted stock award of 1,500 shares, subject to time and performance vesting requirements. In 2002 and 2003, Messrs. Sprague, Hutchison, Welborn, Dick and Schroeder and Director Emeritus, Mary Ann Tucker, each received a restricted stock award of 6,082 shares subject to time vesting requirements. In 2003, Messrs. Hutchison, Welborn, Schroeder, Dick, Motley and Bowyer were each granted stock options totaling 22,000 shares which are currently exercisable at $9.87 per share.

                          ITEM 1. ELECTION OF DIRECTORS

      Currently, the Board of Directors has seven members divided into three classes of two or three directors per class. Each class of directors has three-year terms. One class of directors is up for election each year. This results in a staggered Board which ensures continuity from year to year.

      Three directors will be elected at the Annual Meeting to serve for three-year terms expiring at our Annual Meeting in the year 2009.

      The persons named in the enclosed proxy card intend to vote the proxy for the election of each of the three nominees unless you indicate on the proxy card that your vote should be withheld from any or all of such nominees. Each nominee elected as director will continue in office until his or her successor has been elected, or until his death, resignation or retirement.

      The Board of Directors has proposed the following nominees for election as Directors with terms expiring in 2009 at the Annual Meeting: Joseph R. Schroeder, James D. Motley and Vick N. Bowyer.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THESE NOMINEES AS DIRECTORS.

      We expect each nominee to be able to serve if elected. If any nominee is not able to serve, proxies will be voted in favor of the remainder of those nominated and may be voted for substitute nominees. The principal occupation and certain other information about the nominees and other Directors whose terms of office continue after the Annual Meeting is set forth below. Such terms may include years of services for the Bank prior to the formation of the Company.

                    NOMINEES WHOSE TERMS WILL EXPIRE IN 2009

          NAME AND AGE AS OF                             POSITION, PRINCIPAL OCCUPATION,
          THE ANNUAL MEETING                            BUSINESS EXPERIENCE AND DIRECTORSHIP
---------------------------------    -------------------------------------------------------------------------
Joseph R. Schroeder............55    Director since 1997.  Attorney in private practice with the law firm of
                                     Bennett, Schroeder & Wieck, Marshall Illinois.

James D. Motley................61    Director since 2002.  Self-employed owner of the accounting firm James D.
                                     Motley, C.P.A., Paris, Illinois.

Vick N. Bowyer.................54    Director since 2003.  Principal and co-owner of Linsco/Private Ledger
                                     Branch, a registered broker-dealer, Marshall, Illinois, since April 2000.
                                     Finance advisor and principal, Raymond James Financial, a registered broker-dealer, at Citizens National Bank of Paris, Illinois, from January
                                     1996 to April 2000.

                  CONTINUING DIRECTORS WITH TERMS EXPIRING 2007

          NAME AND AGE AS OF                                   POSITION, PRINCIPAL OCCUPATION,
          THE ANNUAL MEETING                                BUSINESS EXPERIENCE AND DIRECTORSHIP
---------------------------------    -------------------------------------------------------------------------
Terry T. Hutchison.............53    Self-employed Business Consultant, Paris, Illinois since July 2002.
                                     Manager and owner of Parkway Furniture Co., Paris, Illinois from November
                                     1976 to June 2002.  Director since 1989.

John W. Welborn................60    Chairman of the Board.  Director since 1995.  Retired.  Facilities Manager,
                                     TRW, Inc., Marshall, Illinois from November 1971 to June 2001.

                  CONTINUING DIRECTORS WITH TERMS EXPIRING 2008

          NAME AND AGE AS OF                                   POSITION, PRINCIPAL OCCUPATION,
          THE ANNUAL MEETING                                BUSINESS EXPERIENCE AND DIRECTORSHIP
-------------------------------   ----------------------------------------------------------------------------
David W. Dick................56   Director since 1996.  Senior Partner Gladding & Dick Insurance, agents for
                                  Country Insurance and Financial Services, , Bloomington, Illinois.  Illinois
                                  licensed Embalmer and Funeral Director.

Terry J. Howard..............58   Director, President and Chief Executive Officer of the Company since
                                  November 2000.  Executive Vice President of First Bank from May 1988 to June
                                  1999.  President and Chief Executive Officer of First Bank since June 1999.
                                  Director since November 2000.

                        ITEM 2. RATIFICATION OF AUDITORS

      The Audit Committee of the Board of Directors has appointed BKD, LLP to serve as our independent auditors for 2006 and is seeking the ratification of the appointment of BKD, LLP by our stockholders.

      In the event our stockholders fail to ratify the selection of BKD, LLP, the Audit Committee will consider it as a direction to select other auditors for the subsequent year. Representatives of BKD, LLP will be present at the Annual Meeting to answer questions. They will also have the opportunity to make a statement if they desire to do so.

AUDIT FEES

      Audit fees and expenses billed to the Company by BKD, LLP for the audit of the Company's financial statements for the fiscal years ended December 31, 2005 and December 31, 2004, and for review of the Company's financial statements included in the Company's quarterly reports on Form 10-Q, are as follows:

  2005               2004
-------             -------
$61,000             $79,651

AUDIT RELATED FEES

      Audit related fees and expenses billed to the Company by BKD, LLP for fiscal years 2005 and 2004 for services related to the performance of the audit or review of the Company's financial statements that were not included under the heading "Audit Fees" are as follows:

  2005    2004
-------  ------
$20,700  $6,010

TAX FEES

      Tax fees and expenses billed to the Company for fiscal years 2005 and 2004 for services related to tax compliance, tax advice and tax planning, consisting primarily of preparing the Company's federal and state income tax returns for the previous fiscal periods and inclusive of expenses are as follows:

 2005    2004
------  ------
$7,950  $7,500

ALL OTHER FEES

      Fees and expenses billed to the Company by BKD, LLP for all other services provided during fiscal years 2005 and 2004 are as follows:

  2005     2004
-------  -------
$21,000  $20,014

In accordance with Section 10A(i) of the Exchange Act, before BKD, LLP is engaged by us to render audit or non-audit services, the engagement is approved by our Audit Committee. None of the audit-related, tax and other services described in the table above were approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X. None of the time devoted by BKD, LLP on its engagement to audit the Company's financial statements for the year ended December 31, 2005 is attributable to work performed by persons other than BKD, LLP employees.

      The affirmative vote of a majority of votes cast on this proposal, without regard to abstentions or broker "non votes," is required for the ratification of the appointment of BKD, LLP.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF BKD, LLP AS OUR INDEPENDENT AUDITORS FOR THE YEAR 2006.

             SECURITY OWNERSHIP OF DIRECTORS, NOMINEES FOR DIRECTORS
                 MOST HIGHLY COMPENSATED EXECUTIVE OFFICERS AND
                 ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP

                                                                 AMOUNT AND
                                                            NATURE OF BENEFICIAL        OWNERSHIP
                           NAME                                  OWNERSHIP        AS A PERCENT OF CLASS
----------------------------------------------------------  --------------------  ---------------------
Vick N. Bowyer (Director).................................       24,502(1)                1.03%
David W. Dick (Director)..................................       54,996(2)                2.30%
Terry J. Howard (Director and Executive Officer)..........      102,060(3)                4.27%
Terry T. Hutchison (Director).............................       35,682(4)                1.49%
James D. Motley (Director)................................       23,950(5)                1.00%
Joseph R. Schroeder (Director)............................       49,582(6)                2.08%
John W. Welborn (Director)................................       40,138(7)                1.68%

All directors and executive officers as a group (9 persons)     414,914                  16.25%

----------------
(1) Includes 802 shares in the Naomi J. Bowyer Trust and 800 shares in the Steven N. Bowyer Trust, trusts over which Mr. Bowyer has power of attorney and 1,500 shares of restricted stock granted under the Company's Recognition and Retention Plan which are subject to time and performance vesting requirements. Also includes 19,800 stock options which are currently exercisable.

(2) Includes 23,000 shares owned by Mr. Dick's wife's trust, 600 shares held by Mr. Dick's wife's IRA, and 400 shares held by Mr. Dick's son, 6,082 shares of restricted stock granted under the Company's Recognition and Retention Plan which are subject to time vesting requirements and an additional 1,500 shares which are subject to time and performance vesting requirements. Also includes 20,000 stock options which are currently exercisable.

(3) Includes 9,800 shares held in Mr. Howard's IRA, 4,000 shares held in Mr. Howard's wife's IRA, 27,859 held by the Bank's 401(k) plan, 8,649 shares held by the ESOP for the account of Mr. Howard, 24,000 shares of restricted stock granted under the Company's Recognition and Retention Plan which are subject to time vesting requirements and an additional 5,178 shares which are subject to time and performance vesting requirements. Also includes 22,174 stock options which are currently exercisable.

(4) Includes 5,000 shares held in Mr. Hutchinson's IRA, 100 shares held by Mr. Hutchinson's daughter, 6,082 shares of restricted stock granted under the Company's Recognition and Retention Plan which are subject to time vesting requirements and an additional 1,500 shares which are subject to time and performance vesting requirements. Also includes 22,000 stock options which are currently exercisable.

(5) Includes 1,500 shares of restricted stock granted under the Company's Recognition and Retention Plan which are subject to time and performance vesting requirements. Also includes 22,000 stock options which are currently exercisable.

(6) Includes 3,000 shares held by Mr. Schroeder's children, 5,000 shares held in Mr. Schroeder's IRA, 6,082 shares of restricted stock granted under the Company's Recognition and Retention Plan which are subject to time vesting requirements and an additional 1,500 shares which are subject to time and performance vesting requirements. Also includes 22,000 stock options which are currently exercisable.

(7) Includes 10,556 shares which are held in Mr. Welborn's wife IRA, 6,082 shares of restricted stock granted under the Company's Recognition and Retention Plan which are subject to time vesting requirements and an additional 1,500 shares which are subject to time and performance vesting requirements. Also includes 22,000 stock options which are currently exercisable.

                        SECURITY OWNERSHIP OF STOCKHOLDER
                               HOLDING 5% OR MORE

        NAME AND ADDRESS OF              NUMBER OF     PERCENT
         BENEFICIAL OWNER                SHARES(1)     OF CLASS
First BancTrust Corporation                243,184(2)      10.2%
Employee Stock Ownership Plan ("ESOP")
206 South Central Avenue
Paris, Illinois 61944

Bay Pond Partners, L.P.                    189,400(3)       8.0%
75 State Street
Boston, Massachusetts  02109

Gerald R. Forsythe                         165,000(4)       7.0%
1111 South Willis Avenue
Wheeling, Illinois  60090

Wellington Management Company, LLP         238,100(5)      10.0%
75 State Street
Boston, Massachusetts  02109

-----------------
(1) Pursuant to rules promulgated by the Securities and Exchange Commission ("SEC") under the Exchange Act, a person or entity is considered to beneficially own shares of Common Stock if the person or entity has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or direct the disposition of the shares. Unless otherwise indicated, a person has sole voting power and sole investment power with respect to the indicated shares.

(2) The First Banc Trust Corporation Employee Stock Ownership Plan Trust ("Trust") was established pursuant to the First Banc Trust Corporation Employee Stock Ownership Plan ("ESOP"). As of the record date, 90,606 shares held in the Trust were unallocated, and 152,578 shares held in the Trust had been allocated to the accounts of participating employees. Under the terms of the ESOP, the Trustee will generally vote the allocated shares held in the ESOP in accordance with the instructions of the participating employees. Unallocated shares held in the ESOP will generally be voted by the ESOP Trustee in the same proportion for and against proposals to stock holders as the ESOP participants and beneficiaries actually vote shares of Common Stock allocated to their individual accounts, subject in each case to the fiduciary duties of the ESOP trustee and applicable law. Any allocated shares which either abstain on the proposal or are not voted will generally be disregarded in determining the percentage of stock voted will generally be disregarded in determining the percentage of stock voted for and against each proposal by the participants and beneficiaries.

(3) Based on a Schedule 13G amended joint filing on February 14, 2006 made on behalf of Bay Pond Partners, L.P. ("Bay Pond"), a Delaware limited partnership, Wellington Hedge Management, LLC ("WHML"), a Massachusetts limited liability company which is the sole general partner of Bay Pond, and Wellington Hedge Management, Inc. ("WHMI"), a Massachusetts corporation which is the managing member of WHML. Bay Pond, WHML and WHMI each beneficially own 189,400 shares and have shared voting and dispositive power.

(4) Based on a Schedule 13D filing on May 6, 2002 made on behalf of Gerald R. Forsythe. Mr. Forsythe has the sole power to vote and dispose of all of the 165,000 shares.

(5) Based on a Schedule 13G amended filing on February 14, 2006 made on behalf of Wellington Management Company, LLP ("WMC"), WMC, in its capacity as investment adviser, may be deemed to beneficially own 238,100 shares which are held of record by clients of WMC. WMC has shared voting and dispositive power over 213,200 and 238,100 shares, respectively.

                             EXECUTIVE COMPENSATION

     The following table shows, for the years ended December 31, 2005, 2004 and 2003, the cash compensation paid by the Bank, as well as certain other compensation paid or accrued for those years, to the Chief Executive Officer and other executive officers ("Named Executive Officers") who accrued salary and bonus in excess of $100,000 in fiscal year 2005.

                               COMPENSATION TABLE

                            ANNUAL COMPENSATION             LONG-TERM COMPENSATION
                                                      -----------------------------------
                                                                AWARDS           PAYOUTS
                         ----------------------------------------------------------------
                                                                     SECURITIES
                                            OTHER                    UNDERLYING            ALL OTHER
                                            ANNUAL     RESTRICTED    OPTIONS/      LTIP     COMPEN-
NAME AND PRINCIPAL        SALARY  BONUS  COMPENSATION STOCK AWARDS    SARS        PAYOUTS   SATION
POSITIONS           YEAR  ($)(1)   ($)     ($)(2)      ($)(3)        (#)(4)         ($)     ($)(5)
------------------- ---- -------- ------ ------------ ------------  ------------ -------- ----------
Terry J. Howard,    2005 $121,153     --      --      $     63,430            --       -- $   32,834
President and Chief 2004  114,400  6,864      --                --            --              33,621
Executive Officer   2003  113,000  8,980      --                --        22,174       --     30,872


-----------------
(1) Includes a deferral of 5% of Mr. Howard's salary in years 2005, 2004, and 2003.

(2) Does not include amounts attributable to miscellaneous benefits received by the named executive officer. In the opinion of management of the Company, the costs to the Company of providing such benefits to the named executive officer during the year ended December 31, 2005 did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for such individual.

(3) Based on the grant of 5,178 shares of restricted stock in 2005, subject to time and performance vesting requirements, having a value of $12.25 per share based on the December 30, 2005 closing price. As of December 31, 2005, Mr. Howard had a total of 14,778 shares of unearned restricted stock pursuant to the Recognition Plan, which had a fair market value of $181,030, at December 31, 2005.

(4)   Stock options were awarded on May 15, 2003 and are currently exercisable.

(5) During the year ended December 31, 2005, consists of estimated allocations under the ESOP of $20,048. Mr. Howard also received $10,900 in director's fees from the Company and $906 in above-market interest on deferred compensation. Comparable numbers for the two previous years are as follows: for 2004, $23,270, $8,300, and $1,128, respectively, and for 2003, $22,214, $7,750, and $547.

BACKGROUNDS OF OUR OTHER EXECUTIVE OFFICERS

      In addition to the information about our President and Chief Executive Officer, Terry Howard, which is set forth on page 12, the following is information about the Company's other executive officers.

   Jack R. Franklin, Age 53, President of First Bank of Savoy (a division of First Bank & Trust) September 2003 to present. An employee of the bank since February of 1992. Has served in the capacities of Loan Officer, AVP Consumer Lending, VP Consumer Lending, VP Operation/Marketing Director, SVP Operations.

   Ellen M. Litteral, Age 48, Treasurer and CFO since April 2001, Controller of First Bank & Trust 1985-2001, BS Degree in Accounting, Illinois State University.

TOTAL OPTIONS EXERCISED IN 2005 AND YEAR END VALUES

      This table gives information for options exercised by each of the named executive officers in 2005 and the value (stock price less exercise price) of the remaining options held by those officers at year-end price of the Common Stock.

                        FISCAL YEAR-END OPTION/SAR VALUES

                                                            NUMBER OF SECURITIES       VALUE OF UNEXERCISED
                                                           UNDERLYING UNEXERCISED          IN-THE-MONEY
                                                               OPTIONS/SARS AT        OPTIONS/SARS AT FISCAL
                          SHARES ACQUIRED  VALUE REALIZED  FISCAL YEAR-END (#)(1)        YEAR END ($)(2)
                             ON EXERCISE         ($)       EXERCISABLE/UNEXERCISABLE  EXERCISABLE/UNEXERCISABLE
                          ---------------  --------------  -------------------------  -------------------------
Terry J. Howard.........         0                0               22,174/0                  $52,774/0

-------------------
(1) The options in this table have an exercise price of $9.87 and are currently exercisable. The options expire ten years from the date of grant (May 15, 2003).

(2) Based on market value of the underlying stock at the fiscal year end of $12.25 minus the exercise price. The market price on March 10, 2006 was $12.48 per share.

OPTION GRANTS IN 2005

      The following table sets forth certain information concerning the number and value of stock options granted in the last fiscal year to the individuals named above in the summary compensation table:

         (a)       (b)            (c)                 (d)             (e)
                          % OF TOTAL OPTIONS
                 OPTIONS   GRANTED TO EMPLOYEES
                 GRANTED      IN FISCAL          EXERCISE OR BASE  EXPIRATION
        NAME       (#)           YEAR              PRICE ($/Sh)       DATE
---------------  -------  ---------------------  ----------------  ----------
Terry J. Howard     0                0                   N/A          N/A

                         OTHER COMPENSATION ARRANGEMENTS

EMPLOYMENT AGREEMENTS

      First BancTrust and First Bank, as employers, have entered into an employment agreement with Terry J. Howard pursuant to which the employers have agreed to employ Mr. Howard as President and Chief Executive Officer of First BancTrust and First Bank for a term of two years. The agreement provides that Mr. Howard will initially be paid a salary level of $107,500. Mr. Howard's compensation and expenses shall be paid by First BancTrust and First Bank in the same proportion as the time and services actually expended by the executive on behalf of each employer. The employment agreement will be reviewed annually. The term of Mr. Howard's employment agreement shall be extended each year for a successive additional one-year period upon the approval of the employers' Boards of Directors, unless either party elects, not less than 30 days prior to the annual anniversary date, not to extend the employment term. The employment agreement shall be terminable with or without cause by the employers. Mr. Howard shall have no right to compensation or other benefits pursuant to the employment agreement for any period after voluntary termination or termination by the employers for cause, disability or retirement. The agreement provides for certain benefits in the event of Mr. Howard's death. In the event that

      (1) either executive terminates his employment because the employers either fail to comply with any material provision of the employment agreement or change the executive's title or duties, or

      (2) the employment agreement is terminated by the employers other than for cause, disability, retirement or death or by the executive as a result of certain adverse actions which are taken with respect to the executive's employment following a change in control of First BancTrust, as defined, then the executive will be entitled to a cash severance amount equal to three times his average annual compensation for the last five calendar years (or such shorter period that he has worked with First Bank), plus the continuation of certain miscellaneous fringe benefits, subject to reduction pursuant to Section 280G of the Internal Revenue Code as set forth below in the event of a change in control.

      A change in control is generally defined in the employment agreement to include any change in control of First BancTrust required to be reported under the federal securities laws, as well as (1) the acquisition by any person of 20% or more of First BancTrust's outstanding voting securities and (2) a change in a majority of the directors of First BancTrust during any three-year period without the approval of at least two-thirds of the persons who were directors of First BancTrust at the beginning of such period.

      The employment agreement provides that, in the event any of the payments to be made thereunder or otherwise upon termination of employment are deemed to constitute "parachute payments" within the meaning of Section 280G of the Internal Revenue Code, then such payments and benefits shall be reduced by the minimum necessary to result in the payments not exceeding three times the recipient's average annual compensation from the employers which was includable in the recipient's gross income during the most recent five taxable years. As a result, none of the severance payments will be subject to a 20% excise tax, and the employers will be able to deduct such payments as compensation expense for federal income tax purposes. Based upon compensation levels at December 31, 2005, if a change in control was to occur, the severance payment would be approximately $376,688 for Mr. Howard.

      Although the above-described employment agreement could increase the cost of any acquisition of control, First BancTrust and First Bank does not believe that the terms thereof would have a significant anti-takeover effect.

      401(k) PLAN

      First Bank has a 401(k) Plan in which substantially all employees may participate. First Bank may contribute to the 401(k) Plan at the discretion of the Board of Directors.

      VOLUNTARY EMPLOYEE'S BENEFIT ASSOCIATION

      First Bank also maintains a voluntary employee's benefit association for the benefit of substantially all of its full-time employees. Benefits available under the voluntary employee's benefit association include major medical, life, accidental death and dismemberment, and disability insurance. These benefits are available to all employees who have attained a minimum age and length of service. The voluntary employee's benefit association is funded through voluntary contributions from employees and contributions from First Bank.

      EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST

      First BancTrust has established an ESOP for employees of First BancTrust and First Bank. Full-time employees who have been credited with at least 1,000 hours of service during a 12-month period and who have attained age 21 are eligible to participate in our employee stock ownership plan.

      The ESOP borrowed funds from First BancTrust to purchase 243,340 shares of Common Stock in the Bank's conversion from mutual to stock form. The loan to our ESOP will be repaid principally from our contributions to our ESOP over a period of eight years, and the collateral for the loan will be the Common Stock purchased by our ESOP. First BancTrust may, in any plan year, make additional discretionary contributions for the benefit of plan participants in either cash or shares of common stock, which may be acquired through the purchase of outstanding shares in the market or from individual stockholders, upon the original issuance of additional shares by First BancTrust or upon the sale of treasury shares by First BancTrust. Such purchases, if made, would be funded through additional borrowings by our ESOP or additional contributions from First BancTrust. The timing, amount and manner of future contributions to our ESOP will be affected by various factors, including prevailing regulatory policies, the requirements of applicable laws and regulations and market conditions. The ESOP is subject to the requirements of the Employee Retirement Income Security Act of 1974, and the regulations of the Internal Revenue Service and the Department of Labor thereunder.

      2002 STOCK OPTION PLAN

      An aggregate of 304,174 shares of Common Stock were reserved under the 2002 Stock Option Plan. At December 31, 2005, 304,174 options to acquire shares of Common Stock had been granted and 299,974 are currently outstanding. All of the outstanding options are currently exercisable.

      2002 RECOGNITION AND RETENTION PLAN

      The Recognition Plan acquired 121,670 shares of Common Stock. At December 31, 2005, 121,670 shares had been granted to directors and executive officers and 40,788 of such shares had vested. Under the Recognition Plan, shares are awarded as restricted stock which vests over a period specified by the Board or the Compensation Committee. The restricted stock granted will vest over a five-year period and 53,178 of such shares are subject to performance vesting requirements.

      DEFERRED COMPENSATION PLAN

      The Deferred Compensation Plan allows those granted shares under the Recognition Plan to defer the receipt of vested shares. At December 31, 2005, 38,226 vested shares had been deferred.

                                PERFORMANCE GRAPH

      The following graph compares the cumulative total stockholder return on the Company's common stock ("FBTC"), with the cumulative return for the Nasdaq Total Return Index and the SNL Less Than $250 Million Thrift Index over the same period, assuming the investment of $100 on April 19, 2001, and reinvestment of all dividends.

                           FIRST BANCTRUST CORPORATION

                               [PERFORMANCE GRAPH]

                                                   PERIOD ENDING
                             ----------------------------------------------------------
           INDEX             04/19/01  12/31/01  12/31/02  12/31/03  12/31/04  12/31/05
---------------------------  --------  --------  --------  --------  --------  --------
First BancTrust Corporation    100.00    133.01    149.81    221.45    220.60    232.21
NASDAQ Composite               100.00     89.58     61.63     92.84    101.34    103.55
SNL <$250M Thrift Index        100.00    122.90    153.15    213.09    216.27    209.03

SOURCE : SNL FINANCIAL LC, CHARLOTTESVILLE, VA                    (434) 977-1600

(C) 2005

TRANSACTIONS WITH CERTAIN RELATED PERSONS

      The Bank makes loans to directors and executive officers from time-to-time in the ordinary course of business. The Bank's current policy provides that all loans made by the Bank to its directors and executive officers are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectability or present other unfavorable features.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      The Compensation Committee of the Board of Directors is comprised of Vick
N. Bowyer, David W. Dick, James D. Motley, and John W. Welborn, none of whom is or was formerly an officer of the Company. Neither Vick N. Bowyer, David W. Dick, James D. Motley, nor John W. Welborn had any relationship with the Company which would have required disclosure in this Proxy Statement under the caption "Transactions with Certain Related Parties." No executive officer of the Company served as a director of any other for-profit entity in 2005 or on the compensation committee of any such entity.

                     EXECUTIVE COMPENSATION COMMITTEE REPORT

      The Compensation Committee of the Board of Directors is comprised entirely of independent Directors who meet the requirements of independence set forth in the listing standards for The NASDAQ Stock Market. The Compensation Committee reviews the Company's compensation and benefit policies, including the individual salaries of the senior management, and submits recommendations to the Board of Directors. The Compensation Committee met seven times during 2005.

      The Compensation Committee determines annually the compensation to be paid to the Chief Executive Officer and Senior Management. The Chief Executive Officer does not participate in any discussion regarding his own compensation. All decisions by the Committee relating to the compensation of the Company's Chief Executive Officer and Senior Management are reviewed and given final approval by the full Board of Directors. During 2005, no decisions of the Committee were modified in any material way or rejected by the Board of Directors.

      The Compensation Committee has available to it an outside compensation consultant, and has worked with the consultant to gather comparative compensation data from independent sources and to develop a comprehensive compensation program. The Company's compensation program for executives consists of three elements:

            -     a base salary

            -     a performance-based annual bonus; and

            - a long-term incentive in the form of incentive grants of restricted stock.

      SALARY. Base salaries are established for executive officers and senior managers that are intended to be competitive and consistent with amounts paid officers performing similar functions at comparable companies in our market area. The Committee established a target range for base salaries that is within 15% of the median salary for each position reported by independent sources. The Committee may adjust salaries within this range to reflect the executive's level of responsibility, prior experience, education, breadth of knowledge, and personal performance record. All of these factors are considered on a subjective basis in the aggregate, and none of the factors are accorded a specific weight. When establishing the salary of executives other than his own, Mr. Howard participated in and made recommendations to the Committee.

      BONUS. The payment of the annual bonus is primarily contingent upon the attainment of targeted annual net income goals that are established by the Board of Directors at the beginning of each year. When approving bonuses, the Committee also considers individual performance criteria in addition to Company-wide objectives.

      During 2005, aggregated bonus payments of $93,875 were paid to 86 employees based on performance for and accrued in 2004, and additional bonus payments of $23,419 were paid to 34 employees in 2005 for 2005. The bonus paid to Mr. Howard is set forth in the Compensation Table on page 16 and was established pursuant to the bonus program. The Committee revamped the bonus program for 2005 removing individual performance criteria from consideration in favor of achieving Company-wide financial performance objectives. Since the performance objectives were not met for 2005, no significant bonus payouts are anticipated during 2006 for 2005.

      STOCK OWNERSHIP. During 2005, the Committee approved restricted stock grants from the 2002 Recognition and Retention Plan for twelve executives and senior managers of 42,678 shares. These shares will be vested based on the achievement of year-over-year goals for profitability improvement and cumulative profitability over a five-year period beginning in 2006 established by the Board of Directors. Grants made to Mr. Howard are set forth in the Compensation Table on page 16. This program puts a significant portion of each officer's compensation at risk contingent on improving profitability both in the near term and the long term effectively aligning the executive officers' interests with those of shareholders.

      On April 22, 2002, stock grants of 32,000 shares from the Plan were awarded to seven executives and senior managers which vest over a five year period. As of December 31, 2005, sixty percent or 19,200 of those shares have been transferred to those recipients. Mr. Howard has transferred 14,400 of these shares of restricted stock to a Deferred Compensation Plan.

      In addition, executives and senior manager have been granted 172,174 stock options under the 2002 Stock Option Plan. At December 31, 2005, all of these options are exercisable. Mr. Howard's currently holds options for 22,174 shares that are exercisable.

      The Committee established these plans and made the awards to enhance long term financial performance by motivating executive officers and employees to further the long term goals of the Company.

      CHIEF EXECUTIVE OFFICER'S COMPENSATION. The Committee establishes Mr. Howard's salary after reviewing the factors and components described above. Mr. Howard's salary in 2005 was based in part upon the Committee's satisfaction with the following factors: market area expansion, loan portfolio growth, and overall credit quality. The Committee during its review of comparative compensation data from independent sources compiled and presented by an outside compensation consultant recommended an increase to Mr. Howard's base salary of $5,500 during the year. Mr. Howard did not receive a bonus in 2005. Mr. Howard did receive other compensation including allocations under the ESOP, directors fees from the Company, amounts paid for premiums on insurance polices with respect to Mr. Howard and above-market interest on deferred compensation.

      COMPLIANCE WITH SECTION 162(m) OF THE INTERNAL REVENUE CODE OF 1986.
Section 162(m) of the Internal Revenue Code limits the deductibility of annual compensation in excess of $1.0 million paid to the Chief Executive Officer and any of the four other highest paid officers, to the extent they are listed officers on the last day of any given tax year. However, compensation is exempt from this limit if it qualifies as "performance based compensation." Performance based compensation generally includes only payments that are contingent on achievement of performance objectives, and excludes fixed or guaranteed payments. We believe performance based compensation is an important tool to provide incentive to senior executives, matching their compensation levels to our performance.

      Although we will consider deductibility under Section 162(m) with respect to the compensation arrangements for executive officers, deductibility will not be the sole factor used in determining appropriate levels or methods of compensation. Since our objectives may not always be consistent with the requirements for full deductibility, we may enter into compensation arrangements under which payments would not be deductible under Section 162(m).

      CONCLUSION. The Compensation Committee believes that these executive compensation policies and programs as described herein are effective in promoting the interests of shareholders and the Company. The Committee has adopted these policies to assure that executive officers and senior managers are motivated to contribute to the long-term success of the Company for the benefit of all shareholders.

              Compensation Committee:

              David W. Dick (Chair)
              Vick N. Bowyer
              James D. Motley
              John W. Welborn

      COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION. As noted above, the Compensation Committee members are all independent directors who meet the requirements of independence set forth in the listing standards for The NASDAQ Stock Market. No member of the Compensation Committee is or was formerly an officer or employee of the Company or its subsidiaries. No executive officer of the Company or its subsidiaries serves as a member of the Board of Directors or Compensation Committee of any entity that has one or more executive officers serving as a member of the Company's Board of Directors, nor has such an interlocking relationship existed in the past.

                             AUDIT COMMITTEE REPORT

      The Audit Committee is comprised of four directors (Messrs. Vick N. Bowyer, Terry T. Hutchison, James D. Motley, and John W. Welborn). Each of the directors is independent, under the definition contained in Rule 4200(a)(15) of the NASD's listing standards. The Board of Directors has adopted a written charter for the Audit Committee, which was included as an Appendix to the Proxy Statement for the 2005 Annual Meeting.

      In connection with the audited financial statements contained in the Company's 2005 annual report on Form 10-K for the fiscal year ended December 31, 2005, the Audit Committee reviewed and discussed the audited financial statements with management and BKD, LLP. The Audit Committee discussed with BKD, LLP the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380). The Audit Committee has also received the written disclosures and the letter from BKD, LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with them their independence.

      Based on the review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2005.

                               THE AUDIT COMMITTEE

Vick N. Bowyer  Terry T. Hutchison  James D. Motley  John W. Welborn

                           COMPLIANCE WITH SECTION 16

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

      Based on its review of the copies of the reports it has received and written representations provided to the Company from the individuals required to file the reports, the Company believes that all Directors and Executives of the Company filed all reports required on a timely basis pursuant to Section 16 of the Securities Exchange Act of 1934, except as follows. Director Motley filed one Form 4, reporting the purchase of 250 shares in August 2005, ten days late. Director Dick filed one Form 4, reporting the exercise of Company stock options and immediate sale of shares in September 2005, one day late. Director Dick also failed to file one Form 4 in connection with the purchase of 400 shares in his IRA in March 2003.

                              STOCKHOLDER PROPOSALS

      Any proposal which a stockholder wishes to have included in the proxy solicitation materials to be used in connection with the next Annual Meeting of Stockholders of the Company, must be received at the principal executive offices of the Company, 206 South Central Avenue, P.O. Box 880, Paris, Illinois 61944,
Attention: Secretary, no later than November 17, 2006. If such proposal is in compliance with all of the requirements of Rule 14a-8 promulgated under the Exchange Act, it will be included in the Company's Proxy Statement and set forth on the form of proxy issued for the next annual meeting of stockholders. It is urged that any such proposals be sent by certified mail, return receipt requested. Stockholder proposals which are not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 under the Exchange Act may be brought before an annual meeting pursuant to Section 2.14 of the Company's Bylaws, which provides that to be properly brought before an annual meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, or
(b) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Company not later than 120 days prior to the anniversary date of the mailing of proxy materials by the Company in connection with the immediately preceding annual meeting of stockholders of the Company, or not later than November 17, 2006 in connection with the next annual meeting of stockholders of the Company. A stockholder's notice must set forth, as to each matter the stockholder proposes to bring before an annual meeting, (a) a brief description of the business desired to be brought before the annual meeting and (b) certain other information set forth in the Bylaws. No stockholder proposals have been received by the Company in connection with the Annual Meeting.

      Whether or not you plan to attend the Meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy in the enclosed envelope.

                                            By Order of the Board of Directors,

                                            David W. Dick, Corporate Secretary

                                   [FBTC LOGO]

                           FIRST BANCTRUST CORPORATION

                      CORDIALLY INVITES YOU TO ATTEND THE
                         ANNUAL MEETING OF STOCKHOLDERS

                             MONDAY, APRIL 17, 2006
                                 10:00 A.M. CDT

                             HUMAN,RESOURCES CENTER
                              118 EAST COURT STREET
                                    PARIS,IL

DETACH PROXY CARD HERE

In their discretion, the proxies are authorized to vote with respect to the election of any person as a director if the nominee is unable to serve or for good cause will not serve, matters incident to the conduct of the meeting, and upon such other matters as may properly come before the meeting. The Board of Directors recommends that you vote FOR the nominees for director listed on the reverse side hereof and FOR the proposal to ratify the independent auditors for 2006. You are encouraged to specify your choices by marking the appropriate boxes on the reverse side; however, you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. This proxy may not be voted for any person who is not a nominee of the Board of Directors of the Company. THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders of the Company called for April 17, 2006, a Proxy Statement for the Annual Meeting and the 2005 Annual Report to Stockholders.

Dated:__________________________

Signature:______________________

Signature:______________________

Please sign exactly as your name(s) appear(s) on this proxy. Only one signature is required in case of a joint account. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

DETACH ATTENDANCE CARD HERE AND MAIL WITH PROXY CARD

FIRST BANCTRUST CORPORATION

If you plan to personally attend the Annual Meeting of Stockholders on April 17, 2006, please check the box and list the names of attendees below.

Return this stub in the enclosed envelope with your completed proxy card.

I/We do plan to attend the Annual Meeting. [ ]

Names of persons attending:

______________________________________________

______________________________________________

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE CORPORATION THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED, POSTAGE-PREPAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

FIRST BANCTRUST CORPORATION                                     REVOCABLE PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF FIRST BANCTRUST CORPORATION (THE "COMPANY") FOR USE ONLY AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 17, 2006 AND AT ANY ADJOURNMENT THEREOF.

The undersigned hereby appoints the Board of Directors of the Company, or any successors thereto, as proxies, with full powers of substitution, to vote the shares of the undersigned at the Annual Meeting of Stockholders of the Company to be held at the Human Resources Center located at 118 East Court Street, Paris, Illinois, on Monday, April 17, 2006, at 10:00 a.m. Central Time, or at any adjournment thereof, with all the powers that the undersigned would possess if personally present, as indicated below.

1. Election of Directors
    [ ] FOR all nominees listed (except   [ ] WITHHOLD AUTHORITY to
        as marked to the contrary.)           vote for all nominees listed.

    Nominees for three-year term: 01 Joseph R. Schroeder 02 James D. Motley 03 Vick N. Bowyer

    (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)
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2. Proposal to ratify the appointment of BKD, LLP as the Company's independent auditors for the year ending December 31, 2006.
    [ ] FOR      [ ] AGAINST     [ ] ABSTAIN

SHARES OF COMMON STOCK OF THE COMPANY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SHARES WILL BE VOTED FOR THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES TO THE BOARD OF DIRECTORS AND FOR THE PROPOSAL TO RATIFY THE INDEPENDENT AUDITORS FOR 2006, AND OTHERWISE AT THE DISCRETION OF THE PROXIES.

                                                      (to be signed on the side)